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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               January 29, 2002


                            ENTERASYS NETWORKS, INC.

             (Exact name of registrant as specified in its charter)


       Delaware                      1-10228                04-2797263
(State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
Incorporation)                         Number)           Identification No.)


                               35 Industrial Way
                              Rochester, NH 03867

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (603) 332-9400

         (Former name or former address, if changed since last report)
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Item 5. Other Events

     On or about January 29, 2002, Enterasys Networks, Inc. issued an Information Statement about its spin-off of Aprisma Management Technologies, Inc. The Information Statement contains a description of the terms of the spin-off, Aprisma's business and Aprisma's common stock, and is attached as Exhibit
99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

         The following exhibits are filed herewith:

         99.1 Information Statement dated January 29, 2002.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Enterasys Networks, Inc.

Date: January 31, 2002

                                    By: /s/ Robert Gagalis
                                        ---------------------------------------
                                    Name:  Robert Gagalis
                                    Title: Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

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                                 EXHIBIT INDEX

     99.1  Information Statement dated January 29, 2002.

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